MARATHON

Building America's Leading Enterprise Bitcoin Miner

Nasdaq: **MARA**
November 2020

Marathon at-a-glance

Building the largest self-mining operation in North America at one of the lowest energy costs.

Potential to grow monthly revenue from **$500,000** to **$8,800,000** by Q2 2021 by…

- ***AGGRESSIVELY INCREASING MINING POWER*** (probability of earning Bitcoin)
- ***REDUCING*** bitcoin production costs
- ***ADDING*** proven, industry experts to the team

*All projections based on BTC price of $16,000 and difficulty rates as of Nov. 2020

MARATHON

Headquarters: Las Vegas, NV

Mining Facility: Hardin, MT

23,560 miners

representing

2.0% of Global Bitcoin Hashrate

And producing

15 – 20 BTC/Day

Electricity cost: $0.028/KwH

Owning Bitcoin can feel complicated.

FOR SOME, IT'S IMPRACTICAL.
But many want exposure.

How should I store it?

How is this taxed?

Where can I spend it?

How is this taxed?

What if an exchange is hacked?

Which exchange should I use?

What are private & public keys?

Which wallet should I use?

How do I invest with my retirement account?

How do I insure it?

How do I exchange it?

What is cold storage?

How do I keep it safe?

What if I lose my keys?

What if I lose my BTC?

What if my fund doesn't let me hold crypto?

Exposure to "Digital Gold" is Simple

Just like with physical gold, you can…

Purchase the asset itself

BTC

Invest in a producer
(i.e., miner)

MARATHON

Nasdaq: MARA

Buy into an ETF

GRAYSCALE
BITCOIN TRUST

OTC: GBTC

Marathon Creates Opportunities for Alpha

A One Month Case Study

*From July 17, 2020 to Aug. 17, 2020**

BTC: Up **34%** from $9,156 to $12,283

GBTC: Up **55%** from $9.54 to $14.75

MARA: Up **313%** from $0.90 to $3.72



400%
300%
200%
100%
0%
-100%
2-Jan-20
2-Feb-20
2-Mar-20
2-Apr-20
2-May-20
2-Jun-20
2-Jul-20
2-Aug-20
2-Sep-20
2-Oct-20
2-Nov-20
BTC
MARA
GBTC

*All percentage changes calculated from closing prices
Sources: CapitalIQ and Yahoo Finance

Adoption is Accelerating

"I like bitcoin even more now than I did then. I think we are in the first inning of bitcoin, and it's got a long way to go."
- ***Paul Tudor Jones***, October 2020

PayPal launches new service allowing users to ***buy, hold, and sell cryptocurrency***, enabling cryptocurrency as a funding source for digital commerce at ***its 26 million merchants***
-October 2020

2020 Institutional Investors Digital Asset Survey
By Fidelity Digital Assets

- 36% of institutional investors surveyed currently invest in digital assets.
- Almost 60% of all investors surveyed have a neutral or positive perception toward digital assets.
- Almost 80% of investors found something appealing about digital assets.

Square, Inc. invests ***$50 Million*** in Bitcoin
- October 2020

Bitcoin & Traditional Assets ROI (vs USD)
as of Nov. 17, 2020

	Bitcoin	Gold	S&P 500
1 year:	+107%	+27%	+16%
2 year:	+214%	+54%	+33%
3 year:	+129%	+45%	+41%
4 year:	+2,290%	+53%	+67%
5 year:	+5,179%	+75%	+77%

Bhutoria, Ria. ***"Bitcoin's Role as an Alternative Asset."*** *Bitcoin Investment Thesis* , Oct. 2020, www.fidelitydigitalassets.com/bin-public/060_www_fidelity_com/documents/FDAS/bitcoin-alternative-investment.pdf. Chaparro, Frank. ***"Paul Tudor Jones Says He Likes Bitcoin More than Ever, Says 'We Are in the First Inning'."*** The Block, 2020, www.theblockcrypto.com/linked/82023/paul-tudor-jones-bitcoin-interview. Helms, Kevin. ***"Bitcoin Skeptic Turns Bitcoin Bull: Billion Dollar Company Buys 17K BTC in 74 Hours: News Bitcoin News."*** *Bitcoin News*, 20 Sept. 2020, news.bitcoin.com/bitcoin-bull-microstrategy/. Bhutoria, Ria. ***"THE INSTITUTIONAL INVESTORS DIGITAL ASSET SURVEY."*** *Fidelitydigitalassets.com*, June 2020, www.fidelitydigitalassets.com/overview.

Marathon's Growth Strategy

IN THEORY

1. Improve Bitcoin production by increasing hashrate
2. Continue to "de-risk" the business by becoming more resilient to potential declines in price of BTC

Power Output

More, powerful miners → increased power (hashrate)

Increased power → higher probability of earning BTC

Costs of BTC Production

Lower costs → higher profits & mitigated risks to business from BTC price fluctuation

IN PRACTICE

1. ***New miners*** increasing BTC production & revenue

2020 →	**Q2 2021**
BTC: 2 / day	***BTC:*** 15-20 / day
Revenue: $500k / month	***Revenue:*** $8.8 Million / month

2. ***New facility*** – opportunity to increase scale ***12x*** with fixed cost of electricity → more leveraged exposure to Bitcoin

Today →	***Potential***
105 Megawatts @ 2.8 cents / Kw/H	500+ Megawatts @ 2.8 cents / Kw/H

Mining – The Engine that Fuels the Bitcoin Ecosystem

Mining – A system that adds transactions & provides security to the Bitcoin blockchain; How new bitcoins enter the market

A Miner – a computer designed to solve a mathematical algorithm (i.e., the Bitcoin code)

How it works



Bitcoin transactions are pooled together in a "block" & encrypted by a complex puzzle



Once a block is formed, miners compete to solve the puzzle

Difficult to solve, yet simple to verify (Sudoku)



Once solved, the transactions are "verified" by the network



The new block of verified transactions is attached to a chain of prior blocks, hence "blockchain"



For solving the puzzle, miners are rewarded with Bitcoin

Currently, 6.25 BTC per block / Blocks are solved, on avg., every 10 min.

The Path to Profitable Mining

Power (hashrate)

Costs of Production

Annual Mining Profitability

$$= \left[\left(\frac{\text{Marathon's hash rate}}{\text{Network hash rate}} \right) \times \left(\text{Price of BTC} \right) \times \left(\text{6.25 block reward} \right) \times \left(\text{525,600 blocks/year} \right) \right] - \left[\left(\text{Price of miners} \right) + \left(\text{Cost of electricity} \right) + \left(\text{Marathon's corporate expenses*} \right) \right]$$

Marathon Controls

- Its hash rate
- Cost of electricity
- Corporate expenses

Marathon Doesn't Control

- Network hash rate
- Price of BTC
- Block reward & # of blocks/year
- Price of miners

* Rent, employees, public company expense, etc.

History of Expansion & Growth

Q1 2020

- Began aggressively upgrading mining portfolio with next gen. miners
- Purchased 700 M30S+ & 1,1000 S19 Pro miners
- Eliminated long-term debt

Q2 2020

- Purchased 500 additional S19 Pro miners
- Closed $6.9 million public offering & purchased 700 M31S+ miners
- Announced $23 million contract with Bitmain to purchase 10,500 S-19 Pro Miners

Q3 2020

- Increased hashrate 230% after installing 1,360 next gen. miners
- Partnered with Beowulf Energy: Relocated miners to 105 MW BTC Mining Data Center in Hardin, MT; Reduced aggregate mining costs 38%

Q4 2020

- Additional 10,000 S-19 Pro Miners purchased from Bitmain

2021

- All 23,560 deployed making Marathon one of the largest miners in North America

A KEY COMPETITIVE ADVANTAGE

Consistent Access to Low-Cost Electricity via Beowulf

BEOWULF ENERGY PARTNERSHIP

A Best-in-Class Energy Generation Company

- Developed, constructed, acquired, and operated over ***$5 billion*** of power generation and industrial assets
- Current Portfolio: 2.3 gigawatts of energy assets
- Owns 6 million shares in Marathon (skin-in-the-game)

Beowulf provides Marathon with a stable supply of electricity & opportunities for future growth

- 500+ MW earmarked for future blockchain & data center expansion
- Data center can house up to 30,000 S19 miners (3.320 EH/S)

AS A RESULT

Marathon's profitability ↑ & risk ↓

Electricity costs *decrease* to ***$0.028/KwH***

Aggregate mining costs for electricity + data center management *decrease* ***38%*** to ***$0.034/KwH***

Avg. BTC production cost: ***$3,863/BTC***

Marathon now:

- Owns 100% of data center
- Retains 100% of BTC mining output
- Generates 2.6 EH/S by Q2 2021

A KEY COMPETITIVE ADVANTAGE

Priority Access to the Industry's Premier Miners

BITMAIN PARTNERSHIP

The premier supplier of the industry's most advanced ASIC miners

- Guaranteed, priority access to the industry's top miners decreases risk of supply constraints & creates unique barrier to entry
- Fixed price to hedge against anticipated future price increases

Major Orders to Date

August 2020: Announced $23 million contract for 10,500 S-19 Pro miners

October 2020: Purchased additional 10,000 S-19 Pro miners



Uniquely Positioned for Long-Term Success

Marathon has eliminated obstacles faced by most mining companies

FOR MINING:

- ***Scale*** is paramount
- ***Access to capital*** is imperative

Public company structure allows the ability to act opportunistically & scale effectively

Since May 1, 2020, invested over $72 million:

- $52 million in most advanced, state-of-the-art BTC miners
- Planning $19 million buildout for Hardin, MT data center
- Current cash: $24.6 million (as of Nov. 2020)

PARTNERSHIPS:

BEOWULF ENERGY

Consistent supply of low-cost electricity at a fixed rate from an industry leader with skin-in-the-game decreases risk of price increases ($0.028/Kwh)

BITMAIN

Guaranteed access to the industry's top miners at a fixed price decreases risk of supply constraints & creates hedge against anticipated price increases

Marathon's Mining Portfolio

If all miners were deployed today...*

	23,560 miners producing 2,558/Ph
	2.0% of global bitcoin hashrate
	15-20 Bitcoins per day at an avg. cost of $3,863/BTC
	$8.8 million in revenue per month
	$6.7 million in gross profit per month

*Assuming BTC price of $16,000 and difficulty rates as of Nov. 2020



Cost of Revenues (in millions)
Power (Hashrate [PH/s])
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2500
2000
1500
1000
500
0
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21

Financial Highlights

$24.8 million in cash & crypto

On track to produce 15-20 BTC per day

Cash Flow Positive

Improving mining margins

$3,863/BTC
Avg. BTC production cost

No long-term debt

All figures as of November 2020

Scaling as Bitcoin Appreciates

If all miners were deployed today*, and Bitcoin's price was...

$14,000/BTC	$16,000/BTC	$18,000/BTC
23,560 miners producing 2,558/Ph	23,560 miners producing 2,558/Ph	23,560 miners producing 2,558/Ph
2.0% of global bitcoin hashrate	2.0% of global bitcoin hashrate	2.0% of global bitcoin hashrate
15-20 Bitcoins per day at an avg. cost of $3,863/BTC	15-20 Bitcoins per day at an avg. cost of $3,863/BTC	15-20 Bitcoins per day at an avg. cost of $3,863/BTC
$7.7 million in ***revenue*** per month	***$8.8 million*** in ***revenue*** per month	***$9.9 million*** in ***revenue*** per month
$5.6 million in ***gross profit*** per month	***$6.7 million*** in ***gross profit*** per month	***$7.8 million*** in ***gross profit*** per month

*Assuming difficulty rates as of Nov. 2020

Predictable Revenue Driving Profitability



Total Revenue
Total Cost
Gross Profit
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
1-Jan-20
1-Feb-20
1-Mar-20
1-Apr-20
1-May-20
1-Jun-20
1-Jul-20
1-Aug-20
1-Sep-20
1-Oct-20
1-Nov-20
1-Dec-20
1-Jan-21
1-Feb-21
1-Mar-21
1-Apr-21
1-May-21
1-Jun-21
1-Jul-21

*Assuming BTC price of $16,000 and difficulty rate as of Nov. 2020

Unaudited Balance Sheet

$24,827,962
Cash & Digital Currencies

51,599,792
Shares Outstanding

$0
LT Debt

861,874 *
Management

$50,841,995
Working Capital

$56,095,464
Stockholders' Equity

Unaudited balance sheet data as of 11/5/2020;
Management's shares from CapitalIQ

Summary Balance Sheet

$ Millions	Nov. 5, 2020
Cash & cash equivalents	$24.6
Digital currencies	0.2
Deposits	27.1
Prepaid expenses & other current assets	0.5
Total current assets	52.4
Fixed assets	5.4
Total assets	$57.8
Accounts payable	$0.8
Total current liabilities	1.5
Long-term lease liability	0.1
Total long-term liabilities	0.2
Total stockholders' equity	56.1
Total liabilities and equity	$57.8

Key Investment Highlights

2.0% of global bitcoin hashrate

On track to produce ***15-20*** BTC/day at avg. cost of ***$3,863/BTC***

Exclusive partnerships guarantee low energy cost & consistent access to miners

$24.6 M in Cash & ***$0*** Debt

Growth strategy + low energy cost → leveraged exposure to BTC upside & mitigated downside risk

Consistent access to capital in capital intensive industry

Contact Us

Marathon Patent Group

1180 North Town Center Drive, Suite 100
Las Vegas, NV 89144
Tel: 800-804-1690
info@marathonpg.com

Gateway Investor Relations

Matt Glover and Charlie Schumacher
Telephone: 949-574-3860
Email: MARA@gatewayir.com

Appendix

Safe Harbor Statement

Statements made in this presentation include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "should," "expect," "anticipate," "estimate," "continue," or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Risk Factors" in the Company's Annual Reports on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

DISCLAIMER

This presentation is not intended to be and should not be considered as forward-looking statements by the Company. It is impossible to forecast what the price of bitcoin or the hash rate difficulty will be on any specific date, including during July 2021, when all of the Company's miners are expected to be deployed. This presentation is for illustrative purposes only to provide the reader with an estimate of the Company's potential gross revenue, mining power and hosting costs, which might be attained if all miners were deployed as of a specific date and with certain parameters used, as set forth below. The source of this estimate is the Bitcoin Profit Calculator provided to the Company by ViaBTC, the mining pool that is currently used by the Company. A link to this calculator can be found at https://www.viabtc.com/?lang=en_US. The parameters used were: total hash rate of 128, bitcoin price of $16,000, power costs of $0.028/Kwh and a hosting fee of $0.006/Kwh.

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2019. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. Lastly, with the current worldwide situation caused by COVID-19, there can be no assurances as to when we may see any long term sustained recovery in the bitcoin market, and if so, whether any recovery might be significant.

Proven Leadership with Technical Know-How

Management

Merrick Okamoto
Executive Chairman & CEO

Jim Crawford
Chief Operating Officer

Simeon Salzman
Chief Financial Officer

Board of Directors

- Merrick Okamoto
- David Lieberman
- Fred Thiel
- Michael Berg
- S. Michael Rudolph

Glossary of Relevant Terminology

Bitcoin (BTC) – a type of digital currency in which a record of transactions is maintained and new units of currency are generated by the computational solution of mathematical problems, and which operates independently of a central bank; a unit of bitcoin

Blockchain – a system in which a record of transactions made in bitcoin or another cryptocurrency are maintained across several computers that are linked in a peer-to-peer network

Block – a file that contains a "permanent" record of transactions

Mining (BTC) – the processing of transactions in the digital currency system, in which the records of current Bitcoin transactions, known as a blocks, are added to the record of past transactions, known as the block chain

Hash Rate – The Measure of a Miners Performance – # of calculations a miner can perform in 1 second as it works to solve the BTC code

Block Reward – The amount of BTC "awarded/earned" for successfully mining/verifying a block

Average # of BTC mined each day =

(Block Reward)
x
(6x/hr)
x
(24 hrs/day)

As of May 11, 2020:

(6.25 BTC/Block) ***x*** (6x/hr) ***x*** (24 hrs/day)
=
900 BTC per day on avg.